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                                                                  EXHIBIT 10.34


                               LICENSE AGREEMENT
                               -----------------

THIS AGREEMENT is made and entered into on December 24, 1997, by and between TeleHub Communications Corporation, a Nevada corporation located at 2033 North Main Street, Suite 340, Walnut Creek, California 94596 USA, together with its subsidiaries (collectively "Company") and Newbridge Networks Corporation, a Canadian corporation located at 600 March Road, P.O.Box 13600, Kanata, Ontario K2K 2E6, together with its subsidiaries (collectively "Newbridge").

     BACKGROUND
     ----------

     A. Company is the developer and owner of the computer software products described on Exhibit A, as amended from time to time (the "Licensed Software"), as well as the associated written documentation, manuals and other related materials provided by Company (the "Documentation").

     B. Newbridge desires to obtain a license to copy, install, and use the Licensed Software and Documentation at its Kanata premises, and to demonstrate the Licensed Software to potential customers.

     NOW THEREFORE, the parties hereby agree as follows:

1.   GRANT OF RIGHTS.
     ---------------

(a) LICENSE TO USE AND COPY SOFTWARE. Company grants Newbridge a non-exclusive, non-transferable (except as permitted herein), fully paid, perpetual (unless terminated under Section 8 below) license to install and use and copy the Licensed Software and Documentation for demonstrations to potential customers as well as for Newbridge's own internal use at Newbridge's Kanata premises; provided Newbridge may make no more than five (5) copies of the Licensed Software. Customer demonstrations may be made outside of Newbridge's premises, provided that the Licensed Software remains under Newbridge's control, and no copies of the Licensed Software are made by or on behalf of any such customer, or left at such customer's premises.

(b)  LICENSE RESTRICTIONS.  Newbridge may not:

     (i) sell, transfer (except as permitted herein), sublicense, or otherwise distribute the Licensed Software or any portion thereof to any person or entity, whether as a standalone or bundled product;

     (ii) make any representations or warranties to third parties concerning the Licensed Software, including as to the performance of the Licensed Software, inconsistent with those made by Company;


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                                                                          Page 2

     (iii) publicly assess the Licensed Software or its performance, without Company's prior written approval (which shall not be unreasonably withheld or delayed);

     (iv) use the Licensed Software for any other purpose except as set forth in Section 1(a); or

     (v) the Licensed Software is intended for standard commercial uses. Without the appropriate network design engineering, it must not be sold, licensed or otherwise distributed for use in any hazardous environments requiring fail safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of products could lead directly to death, personal injury, or severe physical or environmental damage. Newbridge hereby agrees that the use, sale, licence or other distribution of the Licensed Software for any such application without the prior written consent of the Company, shall be at Newbridge's sole risk. Newbridge also agrees to defend and hold Company harmless from any claims for loss, cost, damage, expense or liability that may arise out of or in connection with the use, sale, licence or other distribution of the Licensed Software in such applications.


(c) OWNERSHIP. This Agreement does not and shall not be construed as transferring ownership rights of any description in the Licensed Software, Documentation, corrections, upgrades or enhancements thereto or thereof, or any related materials to Newbridge or any third party. Company owns and shall retain all right, title and interest in such materials except as specifically granted herein. Newbridge shall retain all copyright and trademark notices on the Licensed Software and Documentation to protect Company's intellectual property rights.

(d) SOFTWARE MAINTENANCE. Company shall provide to Newbridge at no cost all defect correction code (fixes, patches, and software problem workarounds) which Company may develop for the Licensed Software and all associated Documentation and technical information.

(e) ARCHIVAL & BACKUP COPIES. Newbridge may make one additional copy of the Licensed Software for backup or archival purposes:

2.   DELIVERY OF MASTER COPY.
     -----------------------

(a) DELIVERY. Upon execution of this Agreement, Company shall promptly deliver to Newbridge one (1) master copy of the Licensed Software, in object code format only, and Documentation, in form suitable for duplication by Newbridge.

(b) INSTALLATION. Upon request, Company will provide all reasonable help, training and materials reasonably necessary to enable Newbridge to properly install, test and use one copy of the Licensed Software at its premises in Kanata.






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                                                                          Page 3

3.   LICENSE FEE AND TAXES.
     ---------------------

(a) LICENSE FEES. Newbridge shall pay Company, via wire transfer concurrently with Company's execution hereof, a one-time license fee for rights granted herein to the Licensed Software of two million US dollars (USA $2,000,000)(the "License Fee").

(b) TAXES. In addition to the License Fees, Newbridge shall pay any sales and/or use taxes imposed upon this Agreement, excluding however all corporate franchise taxes, and taxes based on or measured by Company's income. Newbridge may deduct from payments to Company (if a non-resident of Canada) any taxes required to be withheld by Canadian Law.

4.   REPRESENTATIONS & WARRANTIES.
     ----------------------------

Company represents and warrants to Newbridge that:

     (i) it has the right to enter into this Agreement, and grant Newbridge the rights herein;

     (ii) the Licensed Software, as installed by Company pursuant to Section 2(b) above, will operate as described in its Documentation. If that copy of the Licensed Software fails to so operate, Company will, at no charge, promptly use all commercially reasonable efforts to correct any such failures. If Company is unable to correct a material failure within sixty
     (60) days it shall, at Newbridge's option, accept return of the Licensed Software and promptly refund the License Fee to Newbridge.

     (iii)the media containing the Licensed Software delivered to Newbridge is free from defects in materials and workmanship for a period of thirty (30) days from the date of original delivery to the Newbridge. If a defect in such media appears during this period, the defective media may be returned to Company, and Company will replace it without charge to Newbridge.

     (iv) the Licensed Software, as installed by Company pursuant to Section 2(b) above, will not contain "product keys", "expiry codes" or other codes or devices that may prevent Newbridge from using the Licensed Software at any time. The Licensed Software, as installed by Company pursuant to
     Section 2(b) above, and the media on which the Licensed Software is delivered, will not contain any "computer viruses" or any other programs that may affect the normal use of the Licensed Software or any other software or data;

     (v) Company assigns to Newbridge any rights needed by Newbridge to enforce any third party warranty (express or implied) on the Licensed Software. Company will upon notice from Newbridge use reasonable efforts to enforce the warranty on behalf of Newbridge;

     (vi) the Licensed Software, as installed by Company pursuant to
     Section 2(b) above.



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                                                                         Page 4

     and Documentation, or their use or copying as permitted under this Agreement, will not infringe any copyright, patent, trade secret, or other contractual or proprietary right or obligation; and

     (vii) the Licensed Software, as installed by Company pursuant to Section 2(b) above, is designed to be used prior to, during, and after the calendar year 2000 A.D., and will operate without any error relating to or arising from date data which represents or references: a leap year, different centuries, more than one century, or dates from January 12, 2000 onwards.

5.   DISCLAIMER OF OTHER WARRANTIES.
     ------------------------------

EXCEPT FOR THE WARRANTIES CONTAINED IN THIS AGREEMENT, COMPANY DISCLAIMS ALL OTHER WARRANTIES ON THE LICENSED SOFTWARE, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


6.   LIMITATION OF LIABILITY.
     -----------------------

(a) GENERAL LIMITATION. EXCEPT FOR SECTION 7 BELOW, IN NO EVENT SHALL THE TOTAL CUMULATIVE LIABILITY OF NEWBRIDGE OR COMPANY (INCLUDING THEIR EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS), FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT, EXCEED ACTUAL DIRECT, PROVABLE DAMAGES, NOT TO EXCEED THE TOTAL AMOUNT OF THE LICENSE FEES PAID BY NEWBRIDGE. THE FOREGOING PROVISION LIMITING THE LIABILITY OF NEWBRIDGE AND COMPANY (INCLUDING THEIR EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS) SHALL APPLY REGARDLESS OF THE FORM OR CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT, OR A BREACH OF A FUNDAMENTAL TERM OR CONDITION.

(b) ECONOMIC LOSSES. EXCEPT FOR SECTION 7 BELOW, NEITHER NEWBRIDGE OR COMPANY (INCLUDING THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS) SHALL BE LIABLE IN ANY WAY WHATSOEVER FOR ANY INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF REVENUE OR PROFIT, OR OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND WHATSOEVER. THIS LIMITATION SHALL APPLY WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE, OR NEWBRIDGE OR COMPANY (OR THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS)HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(c) TRUST. The foregoing provisions limiting the liability of Newbridge's and Company's employees, agents, officers and directors shall be deemed to be trust provisions for the benefit of such employees, officers, directors and agents and shall be enforceable by such as trust beneficiaries.


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                                                                          Page 5

7.   INDEMNIFICATION.

(a) INDEMNITY. Company will defend Newbridge against any claim, legal proceeding or demand alleging that the Licensed Software or Documentation, or their use or copying as permitted under this Agreement, infringes any United States or Canadian copyright, patent, trade secret, or other contractual or proprietary right (a "Claim"); provided Company is notified of the Claim, is given authority to defend it and Newbridge provides reasonable assistance to Company, at Company's expense. Company will indemnify Newbridge against all costs, expenses, reasonable legal fees, damages and other liabilities arising in respect of a Claim.

(b) INJUNCTIONS. In the event Newbridge is enjoined from its use of any of the Licensed Software for any reason, Company will, at no cost to Newbridge, promptly either:

     (i)       procure for Newbridge the right to continue using the Licensed
     Software;

     (ii) render the Licensed Software non-infringing without materially diminishing the Licensed Software's performance, functionality or features;

     (iii) replace the Licensed Software with equivalent non-infringing goods; or

     (iv) if the provisions of Sections 7(b)(i) through 7(b)(iii) are not reasonably possible, Company will remove the Licensed Software and refund Newbridge all amounts paid in respect thereof;

(c) RESTRICTIONS. Company shall have no obligation hereunder for or with respect to any Claim which arises by reason of.

     (i) use of the Licensed Software in combination with any items not supplied by Company, provided the use of such items or combinations are not contemplated by the parties, referred to in the Documentation or otherwise by Company in writing; or

     (ii) the unauthorized modification of the Licensed Software or Documentation by Newbridge.

(d) LIMITATION NOT APPLICABLE. Section 6 ("Limitation of Liability") shall not apply in any respect to this Section 7.

(e)  NEWBRIDGE INDEMNITY.  Newbridge will defend Company against any claim, legal proceeding or demand brought against Company based on representations or warranties made by Newbridge relating to the Licensed Software, which exceed those made by Company (a "Company Claim"); provided Newbridge is notified of the Company Claim, is given authority to defend it and Company provides reasonable assistance to Newbridge, at Newbridge's expense. Newbridge will indemnify Company against all costs, expenses, reasonable legal fees, damages and other liabilities arising in respect of a Company Claim.
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                                                                          Page 6

8.   TERM AND TERMINATION.

The licenses granted under this Agreement shall continue until terminated in accordance with this Agreement. Either party may terminate the Agreement if the other breaches any material term and does not remedy the breach within 30 days after receiving notice of the breach. Newbridge may terminate this Agreement at any time upon notice to Company, provided Newbridge promptly returns or destroys all copies of the Licensed Software.

9.   GENERAL PROVISIONS.

(a) GOVERNING LAW. This Agreement shall be governed by the laws in force in the Province of Ontario, Canada (except for its conflict of laws provisions). The parties expressly exclude from this Agreement all the provisions of the Vienna Convention, 1980 (The United Nations Convention on Contracts for the International Sale of Goods).

(b) TRANSFER. Upon Company's prior, written approval, Newbridge may transfer the Licensed Software on a permanent basis to another person or entity, provided that Newbridge retains no copies of the Licensed Software and the transferee agrees to the terms of this Agreement.

(c) SEVERABILITY. The provisions of this Agreement shall be deemed severable. If any provision of this Agreement shall be held unenforceable by any court of competent jurisdiction, it shall be servered from this Agreement and the remaining provisions shall remain in full force and effect.

(d) AMENDMENTS. This Agreement shall not be amended or modified except in writing signed by the parties hereto. No course of dealing or usage of trade by or between the parties shall be deemed to effect any such amendment or modification.

(e) HEADINGS. All headings and captions contained herein are for convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

(f) FORCE MAJEURE. Neither party shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts or events beyond its reasonable control. Each party will use its best efforts to anticipate such failures and to devise means to eliminate or minimize them.

(g) NOTICES. All notices hereunder must be in writing and served by personal service or by mail at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices by mail shall be by certified or registered mail, return receipt requested, or by nationally-recognized express courier, and shall be deemed complete upon receipt.

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                                                                          Page 7


(h) INDEPENDENT CONTRACTORS. The parties will remain at all times independent contractors. In no event will either party's staff or contractors be considered agents or employees of the other party.

(i) WAIVERS. Any consent by any party to, or waiver of, a breach by the other, whether express of implied, shall not constitute a consent to, or a waiver of any other, different or subsequent breach.

(j) SURVIVAL OF CERTAIN PROVISIONS. Sections 4, 5, 6, 7 and 9 will remain in effect even if the Agreement is terminated or transferred or any reason, and will continue to bind the parties and their legal representatives, successors and assigns.

(k) EXPERT. Company shall be responsible for export compliance relating to the delivery of the Licensed Software to Newbridge's facilities in Kanata. Should Newbridge desire to export the Licensed Software outside of the United States or Canada, Newbridge shall be responsible for export compliance, provided that Company shall assist Newbridge in complying with any applicable export requirements.

(l)  ENTIRE AGREEMENT.   This Agreement constitutes the entire agreement between
the parties hereto solely with respect to the license by Newbridge of the Licensed Software, and cancels and supersedes any prior understanding and agreements between the parties relating specifically thereto. However, all other agreements and understandings between the parties relating to other matters remain in full force and effect, including but not limited to the Sales Agreement and End User License Agreement dated October 31, 1997, and all portions relating to other matters of that certain Memorandum of Understanding dated October 24, 1997. This Agreement also cancels and precedes any license or other agreement which may accompany, or be incorporated into the Licensed Software, including without limitation and "shrink-wrap" license agreements. There are no representations, warranties, terms, conditions, understandings ???? implied, statutory or otherwise between the ???? matter hereof, except as expressly set forth in this Agreement.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


TELEHUB COMMUNICATIONS CORPORATION          NEWBRIDGE NETWORKS CORPORATION



By: /s/ D. H. Sledge                        By: /s/ D. McCarthy
    --------------------------------            --------------------------------

Name:   D. H. Sledge                        Name:   D. McCarthy
     -------------------------------             -------------------------------

Title:  CEO                                 Title:  V.P. Finance and Treasurer
       -----------------------------               -----------------------------






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                                                                          Page 8

                                   EXHIBIT A
                                   ---------


LICENSED SOFTWARE:

The following software, as may be corrected from time to time:

Virtual Access Services Platform, pre-release version, in object code format.


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                      ADDENDUM NO. 1 TO LICENSE AGREEMENT

This Addendum (this "Addendum") made as of the 20th day of March, 1998 supplements and amends the terms and conditions of the License Agreement (the "Agreement"), dated December 24, 1997, between TeleHub Communications Corporation ("Company") and Newbridge Networks Corporation ("Newbridge"). All capitalised terms used herein, but not defined, shall have the respective meanings assigned to such terms in the Agreement, as amended.

In consideration of the payment by Newbridge of a one-time license fee of three million U.S. Dollars (USD$3,000,000), the receipt of which Company hereby acknowledges, Company and Newbridge agree as follows:

I.   AMENDMENT.

1. Exhibit A of the Agreement, Licensed Software, is hereby amended and restated to read in its entirety as follows:

     "The following software, as may be corrected from time to time:

         - Virtual Access Services Platform, pre-release version, in object code format; and

         - Virtual Access Services Platform, in object code format."


II.  EFFECT OF AMENDMENT.

     In the event of any conflict or inconsistency between the terms of this Addendum and the Agreement, the terms of this Addendum shall prevail. Except as specifically and to the extent modified by this Addendum, all of the terms and provisions of the Agreement shall continue to remain unchanged and in full force and effect.

IN WITNESS WHEREOF the parties have duly executed this Addendum.

TELEHUB COMMUNICATIONS                       NEWBRIDGE NETWORKS
CORPORATION                                  CORPORATION

By:                                          By: /s/
   -------------------                          ----------------

Name:                                        Name: /s/
     -----------------                            --------------

Title:                                       Title:
      ----------------                             -------------